Exhibit 99.1
Business and Financial Update February 23, 2010

Safe Harbor Statement The information contained herein is as of the date of this presentation. Many factors may impact forward-looking statements including, but not limited to, the following: the length and severity of ongoing economic decline resulting in lower demand, customer conservation and increased thefts of electricity and gas; changes in the economic and financial viability of our customers, suppliers, and trading counterparties, and the continued ability of such parties to perform their obligations to the Company; economic climate and population growth or decline in the geographic areas where we do business; high levels of uncollectible accounts receivable; access to capital markets and capital market conditions and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; the potential for increased costs or delays in completion of significant construction projects; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements that include or could include carbon and more stringent mercury emission controls, a renewable portfolio standard, energy efficiency mandates, a carbon tax or cap and trade structure and ash landfill regulations; nuclear regulations and operations associated with nuclear facilities; impact of electric and gas utility restructuring in Michigan, including legislative amendments and Customer Choice programs; employee relations and the impact of collective bargaining agreements; unplanned outages; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; volatility in the short-term natural gas storage markets impacting third-party storage revenues; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; the uncertainties of successful exploration of gas shale resources and challenges in estimating gas reserves with certainty; impact of regulation by the FERC, MPSC, NRC and other applicable governmental proceedings and regulations, including any associated impact on rate structures; changes in and application of federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals or new legislation; the cost of protecting assets against, or damage due to, terrorism or cyber attacks; the availability, cost, coverage and terms of insurance and stability of insurance providers; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; and binding arbitration, litigation and related appeals. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause our results to differ materially from those contained in any forward-looking statement. Any forward-looking statements refer only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the "Forward-Looking Statements" section in each of DTE Energy's and Detroit Edison's 2008 Forms 10-K and 2009 Forms 10-Q (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy and Detroit Edison. Cautionary Note - The Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation such as "probable reserves" that the SEC's guidelines strictly prohibit us from including in filings with the SEC. You are urged to consider closely the disclosure in DTE's 2008 Form 10-K, File No. 1-11607, available from our offices or from our website at www.dteenergy.com. You can also obtain this Form from the SEC by calling 1-800-SEC-0330. 2

Participants Gerry Anderson, President & COO Dave Meador, Executive Vice President and CFO Peter Oleksiak, Vice President, Controller & Investor Relations Nick Khouri, Vice President and Treasurer Lisa Muschong, Director of Investor Relations 3

2009 Accomplishments 2010 Priorities 2010 Guidance 4

2009 Priorities & Accomplishments Successfully obtained authorization to implement renewable energy and energy optimization plans Received constructive rate case order at Detroit Edison Filed MichCon rate case in June 2009 for Jan. 1, 2010 self-implementation Continuous improvement initiatives produced $130 million in cost savings in 2009 Operational metrics improved across the board Sharply step up the pace and breadth of our Continuous Improvement (CI) efforts Position DTE to emerge from 2009 with strong future growth vehicles in place Regulatory Strategy Successfully execute key regulatory proceedings to provide stability in 2009 and position DTE for growth 2009 Priorities Continuous Improvement Financial Performance & Value Creation Accomplishments 2009 operating EPS* of $3.30 (14% growth) and historically high cash flow results Exited the year with a stronger balance sheet than when we began 5 * Reconciliation to GAAP reported earnings included in the appendix

Further Strengthened
Our Regulatory Structure in 2009 for Detroit Edison

DTE Energy

2009

- 11% ROE
- File & Use Rates*
  - 6 month self-implementation
  - Forward-looking test year
- Tracking mechanisms for key costs
  - Fuel & purchased power
  - Electric Choice lost margin
  - Storm restoration
  - Line clearance
- Renewable Portfolio Standard (RPS)/Energy Optimization (EO) with prefunding*
- Certificate of Need for large capital projects*

Added Elements in 2010

- Revenue decoupling
  - Removes disincentive for Energy Optimization
  - Addresses uncertain demand
  - Approved in Detroit Edison rate case
  - Included in MichCon case filing
- Uncollectible tracker at Detroit Edison
  - Comparable to MichCon
  - 80/20 split

- **Addresses revenue and cost uncertainty / lag**
  - File & Use rate making
  - Prefunding for RPS/EO investments
  - Revenue decoupling
  - Choice tracker
  - Storm restoration and line clearance trackers
  - Fuel & purchased power tracker
- **Aligns customers, regulators and utilities**

* Elements added in 2008 Legislation

6

Build Upon Constructive Relationships in 2010 Build upon constructive relationships to maintain the policy gains of 2008 Achieve strong results in the MichCon rate case Position Detroit Edison for financial health Shape key federal regulations and legislation Michigan Post-2008 Michigan Pre-2008 Lower Regulatory Quality Higher Regulatory Quality 6 States 10 States 15 States 15 States 7 States 2009 Ranking of State Utility Environments Source: Barclays Capital, Regulatory Research Associates We will Continue to Build Constructive Relationships to Maintain our Solid Regulatory Environment and Ensure the Financial Health of our Utilities 7

Solid 2009 Results Driven by Continuous Improvement Initiatives Through continuous improvement (CI) and other initiatives DTE achieved $130 million in company-wide cost reductions in 2009 Utility O&M was down $65 million vs. 2008 with cost reductions more than offsetting higher pension and healthcare costs and inflation Cost reductions have helped mitigate unfavorable economic conditions and future cost pressures Cost reductions have not compromised operational integrity or reliability Focus on CI continues in 2010 ($ millions) Pension, healthcare, environmental and other costs Continuous Improvement and other cost savings * Excludes bad debt expense and Energy Optimization Utility O&M* 8

Exiting 2009 with a Solid Foundation for Future Growth $2.89 $3.35 - $3.75 Operating Earnings Per Share* ($ millions) Achieved strong 2009 results during a challenging year Expect higher than targeted long-term operating EPS growth in 2010: 11% CAGR from 2008 to 2010 midpoint 7.5% increase over 2009 Investment opportunities provide for 5% - 6% long-term operating EPS growth $3.30 * Reconciliation to GAAP reported earnings included in the appendix 5% - 6% Long-Term Growth 9 ** 2008 EPS adjusted for new accounting treatment of stock-based incentive compensation

Our Solid Balance Sheet Provides Financial Flexibility to Fund Our Growth

DTE Energy


Leverage*
53%
51%
50%
2008A
2009A
2010E


Funds from Operations / Debt*
23%
24%
24%
2008A
2009A
2010E

- Key balance sheet metrics improved in 2009 compared to the prior year
- Generated ~$700 million of free cash flow
- S&P recently changed DTE's outlook from negative to stable
- We expect to maintain our balance sheet goals in 2010. To support higher investments in our utilities, we will fund 2010 cash flow requirements with both debt and equity
- No public equity issuance expected in 2010. However, new shares will be issued to fund pension, dividend reinvestment and employee benefit plans

*Debt excludes securitization, MichCon's short-term debt, and considers the trust preferreds as equity

10

2009 Accomplishments 2010 Priorities 2010 Guidance 11

2010 Priorities 12

2010 Growth & Value Creation and Financial Priorities Successfully execute our first major investments in Detroit Edison renewable assets Tightly execute our Monroe Power Plant scrubber investments Invest to exceed our Energy Optimization targets Execute non-utility investments focused on premium returns and shareholder value creation Achieve operating EPS* of $3.35 - $3.75 Achieve free cash flow of $200 million Preserve our balance sheet strength Continue to drive toward top decile cost metrics 2010 Financial Priorities 2010 Growth & Value Creation * Reconciliation to GAAP reported earnings included in the appendix 13 Capital Investment ($ billions) $0.7 $0.6 $0.6 - $0.9 $0.4 - $0.5 $3.0 - $3.4 $2.6 $3.9 $4.0 - $4.8 Scale/nature of investments supports 5-6% annual operating EPS growth rate

14 Growth & Value Creation: Detroit Edison Investment Profile Environmental Energy Optimization (EO) Base Infrastructure Significant investment to meet environmental requirements $500 - $600 million investment 2010-2012 ($75 million in 2010) EO investments to meet mandated targets and improve customer affordability $100 million investment 2010-2012 ($25 million in 2010) Infrastructure investments to ensure the reliability of our generation fleet and distribution systems $2.1 - $2.3 billion investment 2010-2012 ($750 million in 2010) Renewable Energy New generation to meet Renewable Portfolio Standard (RPS) $300 - $400 million investment 2010-2012 ($100 million in 2010)

Growth & Value Creation: Gas Storage and Pipelines Storage Operations: MPSC Regulated Fully contracted (7.5 year average duration) Pipeline Operations: FERC Regulated Vector Pipeline fully contracted (7 year average duration) Millennium Pipeline over 80% contracted (15 year average duration) $11 $17 $25 $28 $34 $38 $49 History of Strong Net Income Growth ($ millions) Pipeline Storage 15 Storage Growth Increases in gas flows through Michigan increase storage value and provide future growth opportunities Pipeline Growth Changes in gas flows increase demand and provide for future expansions of Vector and Millennium Pipelines Millennium Pipeline is well positioned to capitalize on boom in Marcellus Shale production 2010 operating earnings* guidance of $50 - $55 million * Reconciliation to GAAP reported earnings included in the appendix

EES Coke Battery Industrial Utility services at industrial sites Fuel supply and transportation for industrial customers 35 projects in 11 states Detroit, Michigan Own and operate wood-fired power plants and landfill gas projects 23 landfill gas sites 3 waste wood power plants Woodland Biomass Renewables Woodland, California Industrial sector demand - especially steel - strengthening Stronger coke demand results in 2010 operating earnings* guidance of $60 - $75 million Operating earnings guidance up sharply versus 2009 actual ($35 million) and 2010 early outlook ($40 - $50 million) Most significant growth coming from coal-to-wood conversions to meet state RPS requirements Wisconsin plant retrofit nearing completion (operational in 2010) Construction to start on California plant in 2010 (operational in 2013) Two additional similar facilities under development 16 * Reconciliation to GAAP reported earnings included in the appendix Growth & Value Creation: Power & Industrial Projects

Unconventional Gas Overview Near-term capital spend of $25 million / year Drill 10-15 wells and produce 5 Bcfe net in 2010 Develop existing properties to create maximum value Monetize properties at right time in development cycle and in favorable commodity markets Provides cash for asset investments elsewhere at DTE Energy Gross Producing Wells 169 Reserves (Bcfe) YE2008 156 YE2009 YE2008 Probable Proved 265 167 432 255 234 489 Barnett Shale Operating Metrics 2009 Results Future YE2009 Proved reserves increased 40% from YE 2008 Drilled 11 new wells in 2009 Production down slightly from 2008 due to deferred well completions Net production of 5 Bcfe Capital expenditures $26 million 17 Value Value Range ($ millions) ($ per mcfe) Value Range ($ millions) Proved $1.00 - $2.00 $250 - $450 Probable $0.50 - $1.00 $150 - $250 Total $400 - $700 Barnett Valuation Plan to Continue Development and Monetization of Unconventional Gas Assets for Premium Returns

Conclusion 18 Successfully executed our 2009 plan in a challenging environment Solid plan in place to achieve strong 2010 financial results Constructive regulatory structure and continued focus on operational excellence and customer satisfaction enables meaningful growth at utilities Continue to see attractive/premium return non-utility investment opportunities Robust plan to achieve 5% - 6% long-term growth

2009 Accomplishments 2010 Priorities 2010 Guidance 19

2010 Operating Earnings* Guidance Rate case finalized in Jan. 2010, revenue decoupling and continued cost control Self-implementation/resolution of rate case, utility capital placed into service and continued cost control Return to normal expense after one-time tax benefits in 2009 New projects coming on line, industrial sector recovery and higher contribution from steel projects ($ millions) 2010 Drivers * Reconciliation to GAAP reported earnings included in the appendix Return to normal earnings 2010 Guidance 2009 Actual Modest investments; targeting future monetizations Incremental earnings from existing projects 20

Cautiously Optimistic on 2010 Economic Outlook Detroit Edison Temperature Normal Sales Overall, see economy stabilizing Steel and vehicle production improving from last year Companies are finding opportunities to invest in Michigan Experienced some residential recovery in Q4 2009 Projecting that industrial demand rebounds in 2010 In 2010, we are not forecasting, or dependent on, a recovery Our temperature normal service area sales forecast predicts a 1% increase in sales 21 (Territory Sales)

($ millions) 2009 Actual $380 2010 Guidance $405 - $435 ROE 10.2% 10% - 11% Environmental O&M ($10) $70 Incremental Rate Increase Full-year rate increase vs. July self- implementation in 2009 Colder than normal weather in 2009; revenue decoupling mitigates potential weather impacts in 2010 Incremental environmental O&M for scrubbers at Monroe power plant Higher depreciable asset base in 2010 Other includes one-time benefit and property tax savings in 2009 and inflation partially offset by additional cost savings in 2010 Benefits Expense ($10) Other ($20- $50) $40 Weather Detroit Edison 2010 Operating Earnings* Guidance Depreciation ($15) 22 * Reconciliation to GAAP reported earnings included in the appendix 2010 Drivers

($ millions) ROE 8.8% 10% - 11% $170 million self-implementation in January 2010; final order expected June 2010 Lower margin driven by customer conservation, lower customer count and lower storage revenues Continuous improvement initiatives partially offset increased benefit expense, inflation and one-time benefit savings in 2009 MichCon 2010 Operating Earnings* Guidance 23 2009 Actual 2010 Guidance $80 $95 - $105 * Reconciliation to GAAP reported earnings included in the appendix 2010 Drivers

2010 Cash Flow Guidance Cash Flow Summary ($ billions) 2010 cash from operations expected to be lower than 2009 driven by: Additional $100 million of federal tax payments in 2010 versus 2009 Higher gas inventory requirements at Energy Trading Capital spending increases $300 million from 2009 due to: Increased renewable spend in 2010 Increased non-utility investments 24 2010 Drivers Equity issued for employee benefit programs is considered non-cash and not included in financing activities: (2009 Actual $0.1; 2010 Guidance $0.2)

2010 Capital Expenditure Guidance Capital Expenditures Summary ($ millions) Detroit Edison Higher operational capital primarily due to scaling up Advanced Metering Infrastructure (AMI) and nuclear fuel costs Lower environmental capital due to the completion of initial scrubbers at the Monroe Power Plant in 2009 and ramping up of scrubber investment on remaining two units in 2010 Renewable and Energy Optimization (EO) spend ramps up in 2010 MichCon Higher operational capital for pipeline integrity offset by completion of Sumpter pipeline extension in 2009 Non-Utility Plan for $200 - $300 million of annual capital investment Millennium equity infusion to be completed in 2010 25 2010 Drivers

26 2010 Equity Plan $82 $200 ($ millions) DRIP & Employee Benefits $100 Pension Contribution $100 Cash flow requirements will be funded with both debt and equity to maintain balance sheet targets We will continue prior year practice of issuing new shares to fund DRIP and employee benefit plans In 2010, expect to issue ~$100 million of equity to improve pension plan funding The timing and amount of future equity issuances to finance utility capital spending will be determined by: Underlying cash flows Capital spending plans Monetization opportunities

Investment Thesis Track record of strong performance in a challenging environment DTE Energy has a robust plan for 5%-6% long-term EPS growth combined with an attractive dividend yield Constructive regulatory structure and continued cost savings will enable our utilities to earn their authorized returns Strong utility growth plan, driven by mandated investments, is not dependent on economic growth Meaningful, low-risk growth opportunities in non- utility businesses will continue to provide diversity in earnings and geography Comprehensive plans in place to achieve operational excellence and customer satisfaction that are distinctive in our industry and provide customer rate affordability 5%-6% Average Annual EPS Growth Attractive Dividend 27

Contact Us DTE Energy Investor Relations www.dteenergy.com/investors 313-235-8030 28

Appendix

2009 Operating Earnings Per Share* Detroit Edison $2.30 Unconventional Gas Production ($0.05) Non-Utility $0.93 Gas Storage and Pipelines $0.30 Corporate & Other ($0.42) MichCon** $0.49 $3.30 Power and Industrial Projects $0.22 * Reconciliation to GAAP reported earnings included in the appendix ** Includes Citizens Gas Utility Energy Trading $0.46 30

Gas Storage and Pipelines driven by increased storage capacity and higher storage prices as well as in-service of the Millennium pipeline in December of 2008 Lower natural gas prices in 2009 at Unconventional Gas Power & Industrial driven by steel industry downturn Energy Trading driven primarily by higher realized gains in gas trading in 2009 Corporate & Other driven by 2009 one-time tax savings; partially offset by contribution to the DTE Energy Foundation and increased benefit expense (realignment of employee benefit expense from MichCon to Corporate & Other) 2009 Operating Earnings Variance Rate increases and O&M cost reductions; partially offset by lower volumes due to weaker economy, cooler weather and higher benefit expenses Drivers * Reconciliation to GAAP reported earnings included in the appendix Detroit Edison MichCon Higher lost gas/theft and customer conservation; partially offset by favorable O&M cost reductions Operating Earnings* ($ millions, except EPS) 2009 2008 Change Non-Utility (millions) 31

Detroit Edison Variance Analysis * Reconciliation to GAAP reported earnings included in the appendix 2008 Operating Earnings $179 ($144) $331 2009 Operating Earnings Economy / Weather ($19) ($ millions) Detroit Edison Operating Earnings* Variance Drivers $380 Temperature-normal sales down 7% Cooler weather in 2009 December 2008 rate order and July 2009 self-implementation O&M driven by continuous improvement initiatives and one-time cost reductions; partially offset by higher benefit expense Higher depreciation on increased asset base Other driven by property tax settlement partially offset by increased interest expense $28 O&M Interest / Other $5 Rates increases / Other Margin Depreciation ROE: 9.8% 10.2% 32

MichCon Variance Analysis Lost gas / theft increased by 1.8 Bcf Lower gain on base gas sale driven by lower prices and volumes Sales volume decreased 3% primarily due to increased customer conservation, warmer weather and lower end user transportation O&M driven by continuous improvement initiatives and one-time cost reductions; partially offset by higher benefit expense Other driven by higher midstream revenues; partially offset by higher depreciation on increased asset base ($ millions) MichCon Operating Earnings* Variance Drivers $89 ($9) * Reconciliation to GAAP reported earnings included in the appendix ($6) ($9) O&M 2009 Operating Earnings 2008 Operating Earnings Other $9 $6 Lost gas / theft Lower gain on 2009 base gas sale Customer Conservation $80 ROE: 10.1% 8.8% 33

DTE Energy Trading Reconciliation of Operating Earnings* to Economic Net Income ** Consists of the income statement effect of not recognizing changes in the fair market value of certain non-derivative contracts including physical inventory and capacity contracts for transportation, transmission and storage. These contracts are not MTM, instead are recognized for accounting purposes on an accrual basis. ($ millions) FY 2009 Economic Net Income Accounting Adjustments** FY 2009 Operating Earnings* $75 $(13) $62 Economic net income equals economic gross margin*** minus O&M expenses and taxes. DTE Energy management uses economic net income as one of the performance measures for external communications with analysts and investors. Internally, DTE Energy uses economic net income as one of the measures to review performance against financial targets and budget. * Reconciliation to GAAP reported earnings included in the appendix *** Economic gross margin is the change in net fair value of realized and unrealized purchase and sale contracts including certain non-derivative contract costs Energy Trading Operating Earnings* Realized Unrealized O&M / Other 2008 2009 $63 $104 18 32 (52) (47) ($ millions, after-tax) $43 $75 $43 $39 $82 FY 2008 Operating Earnings* FY 2008 Economic Net Income Accounting Adjustments** 34

2009 Capital Expenditures and Cash Flow * 2008 cash from operations adjusted for synfuels; reconciliation to GAAP reported cash flow included in the appendix DTE Energy Cash Flow ($ billions) DTE Energy Capital Expenditures ($ millions) 35 * Equity issued for employee benefit programs is considered non- cash and not included in financing activities (2009 $0.1)

Reconciliation of 2009 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. 36

Reconciliation of 2008 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. 37

Reconciliation of 2010 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides 2010 guidance for operating earnings. It is likely that certain items that impact the company's 2010 reported results will be excluded from operating results. A reconciliation to the comparable 2010 reported earnings/net income guidance is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. 38

Reconciliation of 2008 Cash from Operations to Adjusted Cash from Operations * accounted for in the investing activities section of the statement of cash flows Adjusted Cash From Operations Use of Adjusted Cash From Operations - DTE Energy management believes that adjusted cash from operations provide a more meaningful representation of the company's cash from ongoing operations and uses adjusted cash from operations as a primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses adjusted cash from operations to measure performance against budget and to report to the Board of Directors. 39